RS Investment Trust

Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to the Prospectus (Class A, C, K, Y shares),

dated May 1, 2014, as supplemented March 13, 2015, and

Supplement to the Statement of Additional Information (Class A, C, K, Y shares),

dated May 1, 2014, as revised February 5, 2015

Effective May 1, 2015, Park Avenue Institutional Advisers LLC (“Park Avenue”) will serve as investment sub-adviser to each of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund. Park Avenue is a wholly-owned subsidiary of Guardian Investor Services LLC (“GIS”), which serves as the current investment sub-adviser to the Funds. There will be no changes in the investment strategies of the Funds or in the portfolio management personnel currently responsible for the day-to-day management of the Funds as a result of the change in sub-adviser.

March 27, 2015